Exhibit 4.03
[March/April 2009 Closings]
THIS WARRANT AND THE UNDERLYING SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”). THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO SUCH SECURITIES UNDER THE ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.
LIFEVANTAGE CORPORATION
WARRANT TO PURCHASE COMMON STOCK

No. CEW-[ ]	[ ], 2009
Void After [     ], 2012
     This Certifies That, for value received, [ ], with its principal office at [ ], or assigns (the “Holder” or “Purchaser”), is entitled to subscribe for and purchase at the Exercise Price (defined below) from Lifevantage Corporation, a Colorado corporation, with its principal office at 11545 W. Bernardo Court, Suite 301, San Diego, California 92127 (the “Company”), [ ] shares of Common Stock of the Company (the “Common Stock”), as provided herein.
          This Warrant is one of the warrants (“Warrant” or collectively, the “Warrants”) referred to in, and is executed and delivered in connection with, those certain Unit Subscription Agreements, dated on or about [ ], 2009 and executed by the Company and the Holder, among others (as the same may from time to time be amended, modified or supplemented or restated, the “Subscription Agreements”). Additional rights and obligations of the Holder and the Company are set forth in the Subscription Agreement. Capitalized terms not otherwise defined herein shall have the meanings set forth in the Subscription Agreement.
     1. Definitions. As used herein, the following terms shall have the following respective meanings:
          “Equity Conditions” means the following:
a.	The Company shall have exercised to Common Stock all Warrants from Holders thereof who have properly requested such exercise;
b.	The Common Stock is listed for trading on the American Stock Exchange, the New York Stock Exchange, the NASDAQ National Market, the NASDAQ Small Cap Market or the OTC Bulletin Board; and
c.	The Company shall have a sufficient number of authorized but unissued and otherwise unreserved Common Stock to satisfy all potential exercises of Warrants to Common Stock.
          “Exercise Period” shall mean the time period commencing with the date of this Warrant and ending three years later.
          “Exercise Price” shall mean $0.50 per share, subject to adjustment pursuant to Section 5 below.
          “Exercise Shares” shall mean the shares of the Company’s Common Stock issuable upon exercise of this Warrant, subject to adjustment pursuant to the terms herein, including but not limited to adjustment pursuant to Section 5 below.

          “Market Price” shall mean (i) the last reported closing sale price for the Common Stock as officially reported by the OTC Bulletin Board, if the Common Stock is then traded on the OTC Bulletin Board; or (ii) the last reported closing sale price on the Nasdaq SmallCap or National Market or a national securities exchange, if the Common Stock is then traded on the Nasdaq SmallCap or National Market or a national securities exchange, in each case as officially reported by the Nasdaq SmallCap or National Market or such national securities exchange; or (iii) if the Common Stock is not then traded on the OTC Bulletin Board, the Nasdaq SmallCap Market, the Nasdaq National Market or a national securities exchange, but is then traded in the over-the-counter market, then the average of the last reported bid and asked prices of the Common Stock reported by the National Quotation Bureau, Inc. or similar bureau if the National Quotation Bureau, Inc. is no longer reporting such information.
          “Trading Day” means a day on which the Common Stock is traded on a Trading Market.
          “Trading Market” means the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the Nasdaq SmallCap Market, the American Stock Exchange, the New York Stock Exchange or the Nasdaq National Market.
          “VWAP” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg Financial L.P. (based on a Trading Day from 9:30 a.m. Eastern Time to 4:02 p.m. Eastern Time); (b)  if the Common Stock is not then listed or quoted on a Trading Market and if prices for the Common Stock are then quoted on the OTC Bulletin Board, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the OTC Bulletin Board; (c)  if the Common Stock is not then listed or quoted on the OTC Bulletin Board and if prices for the Common Stock are then reported in the “Pink Sheets” published by the Pink Sheets, LLC (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported; or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Purchasers and reasonably acceptable to the Company.
     2. Exercise of Warrant. The rights represented by this Warrant may be exercised in whole or in part at any time during the Exercise Period, by delivery of the following to the Company at its address set forth above (or at such other address as it may designate by notice in writing to the Holder):
          (a) an executed notice of exercise in the form attached hereto (a “Notice of Exercise”);
          (b) payment of the Exercise Price in cash or by check; and
          (c) this Warrant.
     Upon the exercise of the rights represented by this Warrant, a certificate or certificates for the Exercise Shares so purchased, registered in the name of the Holder or persons affiliated with the Holder, if the Holder so designates, shall be issued and delivered to the Holder within a reasonable time after the exercise rights represented by this Warrant shall have been so exercised. The person in whose name any certificate or certificates for Exercise Shares are to be issued upon exercise of this Warrant shall be deemed to have become the holder of record of such shares on the date on which this Warrant was surrendered and payment of the Exercise Price was made, irrespective of the date of delivery of such certificate or certificates.
     3. Net Exercise. Notwithstanding any provisions herein to the contrary, if the fair market value of one share of the Company’s Common Stock is greater than the Exercise Price (at the date of calculation as set forth below), in lieu of exercising this Warrant by payment of cash, the Holder may

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elect to receive shares equal to the value (as determined below) of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with the properly endorsed Notice of Exercise in which event the Company shall issue to the Holder a number of shares of Common Stock computed using the following formula:

X	=	Y (A-B)

A

Where	X =	the number of shares of Common Stock to be issued to the Holder

	Y =	the number of shares of Common Stock purchasable under the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being canceled (at the date of such calculation)

	A =	the VWAP on the Trading Day immediately preceding the date of such election

	B =	Exercise Price (as adjusted to the date of such calculation)
     4. Covenants of the Company. The Company covenants and agrees that all Exercise Shares that may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be validly issued and outstanding, fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issuance thereof. The Company further covenants and agrees that the Company will at all times during the Exercise Period, have authorized and reserved, free from preemptive rights, a sufficient number of shares of its Common Stock to provide for the exercise of the rights represented by this Warrant. If at any time during the Exercise Period the number of authorized but unissued shares of Common Stock shall not be sufficient to permit exercise of this Warrant, the Company will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes.
     5. Representations, Warranties and Covenants of Holder.
     5.1. Acquisition of Warrant for Personal Account. The Holder represents and warrants that it is acquiring the Warrant solely for its account for investment and not with a view to or for sale or distribution of said Warrant or any part thereof, other than potential transfers between affiliates (including affiliated funds). The Holder also represents that the entire legal and beneficial interests of the Warrant and Exercise Shares the Holder is acquiring is being acquired for, and will be held for, its account only.
     5.2. Securities Are Not Registered.
          (a) The Holder understands that the Warrant and the Exercise Shares have not been registered under the Securities Act of 1933, as amended (the “Act”) on the basis that no distribution or public offering of the stock of the Company is to be effected. The Holder realizes that the basis for the exemption may not be present if, notwithstanding its representations, the Holder has a present intention of acquiring the securities for a fixed or determinable period in the future, selling (in connection with a distribution or otherwise), granting any participation in, or otherwise distributing the securities. The Holder has no such present intention, other than potential transfers between affiliates (including affiliated funds).

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          (b) The Holder recognizes that the Warrant and the Exercise Shares must be held indefinitely unless they are subsequently registered under the Act or an exemption from such registration is available.
          (c) The Holder is aware that neither the Warrant nor the Exercise Shares may be sold pursuant to Rule 144 adopted under the Act unless certain conditions are met, including, among other things, the existence of a public market for the shares, the availability of certain current public information about the Company, the resale following the required holding period under Rule 144 and the number of shares being sold during any three month period not exceeding specified limitations. Holder is aware that the conditions for resale set forth in Rule 144 have not been satisfied and that the Company presently has no plans to satisfy these conditions in the foreseeable future.
     5.3. Disposition of Warrant and Exercise Shares.
          (a) The Holder further agrees not to make any disposition of all or any part of the Warrant or Exercise Shares in any event unless and until:
               (i) The Company shall have received a letter secured by the Holder from the Securities and Exchange Commission stating that no action will be recommended to the Commission with respect to the proposed disposition; or
               (ii) There is then in effect a registration statement under the Act covering such proposed disposition and such disposition is made in accordance with said registration statement.
               (iii) The Holder shall have notified the Company of the proposed disposition and shall have furnished the Company with a statement briefly describing the circumstances surrounding the proposed disposition, together with a written opinion of such holders counsel, if requested by the Company, to the effect that such offer, sale or other disposition may be effected without registration or qualification (under the Securities Act as then in effect or any federal or state law then in effect); provided, however, that such statement will not be required if the disposition is permitted under Rule 144 of the Securities Act.
          (b) Notwithstanding the provisions of paragraph (a) above, the Holder may assign this Warrant and the Exercise Shares to (i) any partner of the Holder if Holder is a partnership, (ii) any member of the Holder if Holder is a limited liability company, (iii) any affiliate, including affiliated funds or (iv) any family member or trust for the benefit of the Holder if the Holder is an individual; provided that the Company is given written notice thereof.
          (c) The Holder understands and agrees that all certificates evidencing the shares to be issued to the Holder may bear the following legend:
THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”). THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER THE ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.
     6. Adjustment of Exercise Price; Effect of Organic Changes
     6.1. Adjustment of Exercise Price. In the event of changes in the outstanding Common Stock of the Company by reason of stock dividends, splits, recapitalizations, reclassifications, combinations or exchanges of shares, separations, reorganizations, liquidations, or the like, the number and class of shares available under the Warrant in the aggregate and the Exercise Price shall be correspondingly adjusted to give the Holder of the Warrant, on exercise for the same aggregate Exercise

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Price, the total number, class, and kind of shares as the Holder would have owned had the Warrant been exercised prior to the event and had the Holder continued to hold such shares until after the event requiring adjustment. This adjustment is intended to adjust for the pure anti-dilution effects of the shares issued. The form of this Warrant need not be changed because of any adjustment in the number of Exercise Shares subject to this Warrant.
     6.2. Acquisition. Holder agrees that, in the event of an Acquisition, either (a) Holder shall exercise its purchase right under this Warrant prior to the consummation of such Acquisition and such exercise will be deemed effective immediately prior to the consummation of such Acquisition or (b) if Holder elects not to exercise the Warrant, this Warrant will expire upon the consummation of such Acquisition. The Company shall provide the Holder with written notice of an Acquisition, which is to be delivered to Holder not less than ten (10) days prior to the closing of the proposed Acquisition, and shall provide the Holder with such reasonable information as the Holder may request in connection with such contemplated Acquisition. For the purpose of this Warrant, "Acquisition” means any sale, license, or other disposition of all or substantially all of the assets of the Company, or any reorganization, consolidation, or merger of the Company where the holders of the Company’s securities before the transaction beneficially own less than 50% of the outstanding voting securities of the surviving entity after the transaction.
     7. Fractional Shares. No fractional shares shall be issued upon the exercise of this Warrant as a consequence of any adjustment pursuant hereto. All Exercise Shares (including fractions) issuable upon exercise of this Warrant may be aggregated for purposes of determining whether the exercise would result in the issuance of any fractional share.
     8. Redemption. The Company may redeem this Warrant at its option at a redemption price of $0.01 per Exercise Share, at any time during the term of this Warrant, provided that: (i) the Equity Conditions have been met, (ii) the Market Price shall have equaled or exceeded 200% of the Exercise Price for any 20 consecutive Trading Days ending not later than the third day prior to the date on which the Notice of Redemption, as defined below, is given (the “Calculation Period”); and (iii) the average trading volume shall have exceeded 100,000 shares of Common Stock per day during the Calculation Period. Notice of redemption (the “Notice of Redemption”) shall be given in writing by the Company not later than the 15th day before the date fixed for redemption. On and after the date fixed for redemption, the Holder shall have no rights with respect to the Warrants except to receive the $0.01 per Exercise Share upon surrender of this Warrant. After Notice of Redemption is received by the Holder, but prior to the date fixed for redemption, the Holder may still exercise this Warrant.
     9. No Stockholder Rights. This Warrant in and of itself shall not entitle the Holder to any voting rights or other rights as a stockholder of the Company.
     10. Transfer of Warrant. Subject to applicable laws, this Warrant and all rights hereunder are transferable, by the Holder in person or by duly authorized attorney, upon delivery of this Warrant and the form of assignment attached hereto to any transferee designated by Holder.
     11. Lost, Stolen, Mutilated or Destroyed Warrant. If this Warrant is lost, stolen, mutilated or destroyed, the Company may, on such terms as to indemnity or otherwise as it may reasonably impose (which shall, in the case of a mutilated Warrant, include the surrender thereof), issue a new Warrant of like denomination and tenor as the Warrant so lost, stolen, mutilated or destroyed. Any such new Warrant shall constitute an original contractual obligation of the Company, whether or not the allegedly lost, stolen, mutilated or destroyed Warrant shall be at any time enforceable by anyone.
     12. Notices, etc. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed telex, facsimile or electronic mail if sent during normal business hours of the recipient, if not,

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then on the next business day, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the Company at the address listed on the signature page and to Holder at the address listed on the first page of this Warrant or at such other address as the Company or Holder may designate by ten (10) days advance written notice to the other parties hereto.
     13. Acceptance. Receipt of this Warrant by the Holder shall constitute acceptance of and agreement to all of the terms and conditions contained herein.
     14. Amendment and Waiver. This Warrant may be amended, together with all similar Warrants purchased pursuant to the Subscription Agreements, as provided in Section M.3 of the Subscription Agreements.
     15. Governing Law. This Warrant and all rights, obligations and liabilities hereunder shall be governed by the laws of the State of Colorado.
[Remainder of Page Intentionally Left Blank]

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     In Witness Whereof, the Company has caused this Warrant to be executed by its duly authorized officer as of [ ], 2009.

Lifevantage Corporation

By:
Name:	Brad Amman
Title:	CFO

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NOTICE OF EXERCISE
TO: Lifevantage Corporation
     (1) ☐ The undersigned hereby elects to purchase                      shares of the Common Stock of LifeVantage Corporation (the “Company”) pursuant to the terms of the attached Warrant, and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.
          ☐ (2) Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:

(Name)

(Address)
     (3) The undersigned represents that (i) the aforesaid shares of Common Stock are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares; (ii) the undersigned is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision regarding its investment in the Company; (iii) the undersigned is experienced in making investments of this type and has such knowledge and background in financial and business matters that the undersigned is capable of evaluating the merits and risks of this investment and protecting the undersigned’s own interests; (iv) the undersigned understands that the shares of Common Stock issuable upon exercise of this Warrant have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), by reason of a specific exemption from the registration provisions of the Securities Act, which exemption depends upon, among other things, the bona fide nature of the investment intent as expressed herein, and, because such securities have not been registered under the Securities Act, they must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is available; (v) the undersigned is aware that the aforesaid shares of Common Stock may not be sold pursuant to Rule 144 adopted under the Securities Act unless certain conditions are met and until the undersigned has held the shares for the number of years prescribed by Rule 144, that among the conditions for use of the Rule is the availability of current information to the public about the Company and the Company has not made such information available and has no present plans to do so; and (vi) the undersigned agrees not to make any disposition of all or any part of the aforesaid shares of Common Stock unless and until there is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with said registration statement, or the undersigned has provided the Company with an opinion of counsel satisfactory to the Company, stating that such registration is not required.

(Date)	(Signature)

(Print name)

ASSIGNMENT FORM
(To assign the foregoing Warrant,
execute this form and supply required information.
Do not use this form to purchase shares.)
     For Value Received, the foregoing Warrant and all rights evidenced thereby are hereby assigned to

Name:

(Please Print)
Address:

(Please Print)

Dated:

Holder’s Signature:

Holder’s Address:

NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatever. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.

[June 30, 2009 Closing]
THIS WARRANT AND THE UNDERLYING SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”). THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO SUCH SECURITIES UNDER THE ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.
LIFEVANTAGE CORPORATION
FORM OF WARRANT TO PURCHASE COMMON STOCK

No. CW-[___]	, 2009
Void After ______, 2012
     This Certifies That, for value received,                     , with its principal office at                     , or assigns (the “Holder” or “Purchaser”), is entitled to subscribe for and purchase at the Exercise Price (defined below) from Lifevantage Corporation, a Colorado corporation, with its principal office at 11545 W. Bernardo Court, Suite 301, San Diego, California 92127 (the “Company”), [                    ] shares of Common Stock of the Company (the “Common Stock”), as provided herein.
          This Warrant is one of a series of similar warrants dated on or about                      ___, 2009 (collectively, the “Warrants”) referred to in, and is executed and delivered in connection with, those certain Subscription Agreements, dated on or about                      ___, 2009 and executed by the Company and the Holder, among others (as the same may from time to time be amended, modified or supplemented or restated, the “Subscription Agreements”). Additional rights and obligations of the Holder and the Company are set forth in the Subscription Agreement.
     1. Definitions. As used herein, the following terms shall have the following respective meanings:
          “Equity Conditions” means the following:
a.	The Company shall have exercised to Common Stock all Warrants from Holders thereof who have properly requested such exercise;

b.	The Common Stock is listed for trading on the American Stock Exchange, the New York Stock Exchange, the NASDAQ National Market, the NASDAQ Small Cap Market or the OTC Bulletin Board; and

c.	The Company shall have a sufficient number of authorized but unissued and otherwise unreserved Common Stock to satisfy all potential exercises of Warrants to Common Stock.
          “Exercise Period” shall mean the time period commencing with the date of this Warrant and ending three years later.
          “Exercise Price” shall mean $0.50 per share, subject to adjustment pursuant to Section 5 below.
          “Exercise Shares” shall mean the shares of the Company’s Common Stock issuable upon exercise of this Warrant, subject to adjustment pursuant to the terms herein, including but not limited to adjustment pursuant to Section 5 below.

          “Market Price” shall mean (i) the last reported closing sale price for the Common Stock as officially reported by the OTC Bulletin Board, if the Common Stock is then traded on the OTC Bulletin Board; or (ii) the last reported closing sale price on the Nasdaq SmallCap or National Market or a national securities exchange, if the Common Stock is then traded on the Nasdaq SmallCap or National Market or a national securities exchange, in each case as officially reported by the Nasdaq SmallCap or National Market or such national securities exchange; or (iii) if the Common Stock is not then traded on the OTC Bulletin Board, the Nasdaq SmallCap Market, the Nasdaq National Market or a national securities exchange, but is then traded in the over-the-counter market, then the average of the last reported bid and asked prices of the Common Stock reported by the National Quotation Bureau, Inc. or similar bureau if the National Quotation Bureau, Inc. is no longer reporting such information.
          “Trading Day” means a day on which the Common Stock is traded on a Trading Market.
          “Trading Market” means the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the Nasdaq SmallCap Market, the American Stock Exchange, the New York Stock Exchange or the Nasdaq National Market.
     2. Exercise of Warrant. The rights represented by this Warrant may be exercised in whole or in part at any time during the Exercise Period, by delivery of the following to the Company at its address set forth above (or at such other address as it may designate by notice in writing to the Holder):
          (a) an executed notice of exercise in the form attached hereto (a “Notice of Exercise”);
          (b) payment of the Exercise Price in cash or by check; and
          (c) this Warrant.
     Upon the exercise of the rights represented by this Warrant, a certificate or certificates for the Exercise Shares so purchased, registered in the name of the Holder or persons affiliated with the Holder, if the Holder so designates, shall be issued and delivered to the Holder within a reasonable time after the exercise rights represented by this Warrant shall have been so exercised. The person in whose name any certificate or certificates for Exercise Shares are to be issued upon exercise of this Warrant shall be deemed to have become the holder of record of such shares on the date on which this Warrant was surrendered and payment of the Exercise Price was made, irrespective of the date of delivery of such certificate or certificates.
     3. Net Exercise. Notwithstanding any provisions herein to the contrary, if the fair market value of one share of the Company’s Common Stock is greater than the Exercise Price (at the date of calculation as set forth below), in lieu of exercising this Warrant by payment of cash, the Holder may elect to receive shares equal to the value (as determined below) of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with the properly endorsed Notice of Exercise in which event the Company shall issue to the Holder a number of shares of Common Stock computed using the following formula:
X = Y (A-B)
     A
Where X = the number of shares of Common Stock to be issued to the Holder

Y =	the number of shares of Common Stock purchasable under the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being canceled (at the date of such calculation)

A =	the Market Price on the Trading Day immediately preceding the date of such election

B =	Exercise Price (as adjusted to the date of such calculation)
     4. Covenants of the Company. The Company covenants and agrees that all Exercise Shares that may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be validly issued and outstanding, fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issuance thereof. The Company further covenants and agrees that the Company will at all times during the Exercise Period, have authorized and reserved, free from preemptive rights, a sufficient number of shares of its Common Stock to provide for the exercise of the rights represented by this Warrant. If at any time during the Exercise Period the number of authorized but unissued shares of Common Stock shall not be sufficient to permit exercise of this Warrant, the Company will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes.
     5. Representations, Warranties and Covenants of Holder.
     5.1. Acquisition of Warrant for Personal Account. The Holder represents and warrants that it is acquiring the Warrant solely for its account for investment and not with a view to or for sale or distribution of said Warrant or any part thereof, other than potential transfers between affiliates (including affiliated funds). The Holder also represents that the entire legal and beneficial interests of the Warrant and Exercise Shares the Holder is acquiring is being acquired for, and will be held for, its account only.
     5.2. Securities Are Not Registered.
          (a) The Holder understands that the Warrant and the Exercise Shares have not been registered under the Securities Act of 1933, as amended (the “Act”) on the basis that no distribution or public offering of the stock of the Company is to be effected. The Holder realizes that the basis for the exemption may not be present if, notwithstanding its representations, the Holder has a present intention of acquiring the securities for a fixed or determinable period in the future, selling (in connection with a distribution or otherwise), granting any participation in, or otherwise distributing the securities. The Holder has no such present intention, other than potential transfers between affiliates (including affiliated funds).
          (b) The Holder recognizes that the Warrant and the Exercise Shares must be held indefinitely unless they are subsequently registered under the Act or an exemption from such registration is available.
          (c) The Holder is aware that neither the Warrant nor the Exercise Shares may be sold pursuant to Rule 144 adopted under the Act unless certain conditions are met, including, among other things, the existence of a public market for the shares, the availability of certain current public information about the Company, the resale following the required holding period under Rule 144 and the number of shares being sold during any three month period not exceeding specified limitations. Holder is aware that the conditions for resale set forth in Rule 144 have not been satisfied and that the Company presently has no plans to satisfy these conditions in the foreseeable future.

     5.3. Disposition of Warrant and Exercise Shares.
          (a) The Holder further agrees not to make any disposition of all or any part of the Warrant or Exercise Shares in any event unless and until:
               (i) The Company shall have received a letter secured by the Holder from the Securities and Exchange Commission stating that no action will be recommended to the Commission with respect to the proposed disposition; or
               (ii) There is then in effect a registration statement under the Act covering such proposed disposition and such disposition is made in accordance with said registration statement.
               (iii) The Holder shall have notified the Company of the proposed disposition and shall have furnished the Company with a statement briefly describing the circumstances surrounding the proposed disposition, together with a written opinion of such holders counsel, if requested by the Company, to the effect that such offer, sale or other disposition may be effected without registration or qualification (under the Securities Act as then in effect or any federal or state law then in effect); provided, however, that such statement will not be required if the disposition is permitted under Rule 144 of the Securities Act.
          (b) Notwithstanding the provisions of paragraph (a) above, the Holder may assign this Warrant and the Exercise Shares to (i) any partner of the Holder if Holder is a partnership, (ii) any member of the Holder if Holder is a limited liability company, (iii) any affiliate, including affiliated funds or (iv) any family member or trust for the benefit of the Holder if the Holder is an individual; provided that the Company is given written notice thereof.
          (c) The Holder understands and agrees that all certificates evidencing the shares to be issued to the Holder may bear the following legend:
THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”). THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER THE ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.
     6. Adjustment of Exercise Price; Effect of Organic Changes
     6.1. Adjustment of Exercise Price. In the event of changes in the outstanding Common Stock of the Company by reason of stock dividends, splits, recapitalizations, reclassifications, combinations or exchanges of shares, separations, reorganizations, liquidations, or the like, the number and class of shares available under the Warrant in the aggregate and the Exercise Price shall be correspondingly adjusted to give the Holder of the Warrant, on exercise for the same aggregate Exercise Price, the total number, class, and kind of shares as the Holder would have owned had the Warrant been exercised prior to the event and had the Holder continued to hold such shares until after the event requiring adjustment. This adjustment is intended to adjust for the pure anti-dilution effects of the shares issued. The form of this Warrant need not be changed because of any adjustment in the number of Exercise Shares subject to this Warrant.
     6.2. Acquisition. Holder agrees that, in the event of an Acquisition, either (a) Holder shall exercise its purchase right under this Warrant prior to the consummation of such Acquisition and such exercise will be deemed effective immediately prior to the consummation of such Acquisition or (b) if Holder elects not to exercise the Warrant, this Warrant will expire upon the consummation of such Acquisition. The Company shall provide the Holder with written notice of an Acquisition, which is to be delivered to Holder not less than ten (10) days prior to the closing of the proposed Acquisition, and shall provide the Holder with such reasonable information as the Holder may request in connection with such contemplated Acquisition. For the purpose of this Warrant, “Acquisition” means any sale, license, or other disposition of all or substantially all of the assets of the Company, or any reorganization, consolidation, or merger of the Company where the holders of the Company’s securities before the transaction beneficially own less than 50% of the outstanding voting securities of the surviving entity after the transaction.
     7. Fractional Shares. No fractional shares shall be issued upon the exercise of this Warrant as a consequence of any adjustment pursuant hereto. All Exercise Shares (including fractions) issuable upon exercise of this Warrant may be aggregated for purposes of determining whether the exercise would result in the issuance of any fractional share.
     8. Redemption. The Company may redeem this Warrant at its option at a redemption price of $0.01 per Exercise Share, at any time during the term of this Warrant, provided that: (i) the Equity Conditions have been met, (ii) the Market Price shall have equaled or exceeded 200% of the Exercise Price for any 20 consecutive Trading Days ending not later than the third day prior to the date on which the Notice of Redemption, as defined below, is given (the “Calculation Period”); and (iii) the average trading volume shall have exceeded 100,000 shares of Common Stock per day during the Calculation Period. Notice of redemption (the “Notice of Redemption”) shall be given in writing by the Company not later than the 15th day before the date fixed for redemption. On and after the date fixed for redemption, the Holder shall have no rights with respect to the Warrants except to receive the $0.01 per Exercise Share upon surrender of this Warrant. After Notice of Redemption is received by the Holder, but prior to the date fixed for redemption, the Holder may still exercise this Warrant.
     9. No Stockholder Rights. This Warrant in and of itself shall not entitle the Holder to any voting rights or other rights as a stockholder of the Company.
     10. Transfer of Warrant. Subject to applicable laws, this Warrant and all rights hereunder are transferable, by the Holder in person or by duly authorized attorney, upon delivery of this Warrant and the form of assignment attached hereto to any transferee designated by Holder.
     11. Lost, Stolen, Mutilated or Destroyed Warrant. If this Warrant is lost, stolen, mutilated or destroyed, the Company may, on such terms as to indemnity or otherwise as it may reasonably impose (which shall, in the case of a mutilated Warrant, include the surrender thereof), issue a new Warrant of like denomination and tenor as the Warrant so lost, stolen, mutilated or destroyed. Any such new Warrant shall constitute an original contractual obligation of the Company, whether or not the allegedly lost, stolen, mutilated or destroyed Warrant shall be at any time enforceable by anyone.
     12. Notices, etc. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed telex, facsimile or electronic mail if sent during normal business hours of the recipient, if not, then on the next business day, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the Company at the address listed on the signature page and to Holder at the address listed on the first page of this Warrant or at such other address as the Company or Holder may designate by ten (10) days advance written notice to the other parties hereto.
     13. Acceptance. Receipt of this Warrant by the Holder shall constitute acceptance of and agreement to all of the terms and conditions contained herein.
     14. Amendment and Waiver. Any term of this Warrant may be amended or waived with the written consent of the Company and holders of Warrants representing at least a majority of the shares of Common Stock for which the Warrants are exercisable; provided, however, that any amendment or waiver that treats the Holder of a Warrant in a materially unequal fashion as compared to all Holders of the Warrant will require the consent of the Holder receiving such unequal treatment.
     15. Governing Law. This Warrant shall be governed by and construed under the laws of the State of Colorado as applied to agreements among Colorado residents, made and to be performed entirely within the State of Colorado.
[Remainder of Page Intentionally Left Blank]

     In Witness Whereof, the Company has caused this Warrant to be executed by its duly authorized officer as of                      ___, 2009.

Lifevantage Corporation

By:

Name: Brad Amman

Title: Chief Financial Officer

NOTICE OF EXERCISE
TO: Lifevantage Corporation
     (1) ☐ The undersigned hereby elects to purchase                      shares of the Common Stock of LifeVantage Corporation (the “Company”) pursuant to the terms of the attached Warrant, and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.
          ☐ (2) Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:

(Name)

(Address)
     (3) The undersigned represents that (i) the aforesaid shares of Common Stock are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares; (ii) the undersigned is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision regarding its investment in the Company; (iii) the undersigned is experienced in making investments of this type and has such knowledge and background in financial and business matters that the undersigned is capable of evaluating the merits and risks of this investment and protecting the undersigned’s own interests; (iv) the undersigned understands that the shares of Common Stock issuable upon exercise of this Warrant have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), by reason of a specific exemption from the registration provisions of the Securities Act, which exemption depends upon, among other things, the bona fide nature of the investment intent as expressed herein, and, because such securities have not been registered under the Securities Act, they must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is available; (v) the undersigned is aware that the aforesaid shares of Common Stock may not be sold pursuant to Rule 144 adopted under the Securities Act unless certain conditions are met and until the undersigned has held the shares for the number of years prescribed by Rule 144, that among the conditions for use of the Rule is the availability of current information to the public about the Company and the Company has not made such information available and has no present plans to do so; and (vi) the undersigned agrees not to make any disposition of all or any part of the aforesaid shares of Common Stock unless and until there is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with said registration statement, or the undersigned has provided the Company with an opinion of counsel satisfactory to the Company, stating that such registration is not required.

(Date)	(Signature)

(Print name)

1

ASSIGNMENT FORM
(To assign the foregoing Warrant, execute
this form and supply required information.
Do not use this form to purchase shares.)
     For Value Received, the foregoing Warrant and all rights evidenced thereby are hereby assigned to

Name:

(Please Print)

Address:

(Please Print)
Dated:

Holder’s Signature:

Holder’s Address:

NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatever. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.